SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 1999


                                    CITICORP

               (Exact name of registrant as specified in charter)



       DELAWARE                         1-5738                06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three and twelve month periods ended December 31, 1998 and 1997. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K on January 26, 1999. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENT OF INCOME                  CITICORP and Subsidiaries
(Preliminary and Unaudited)

(In Millions of                                Fourth Quarter       Full Year
  Dollars)                                     --------------       ---------
                                                1998    1997       1998    1997
                                               ---------------------------------
INTEREST REVENUE
Loans, including Fees                          $5,556  $4,883    $20,825 $18,967
Deposits with Banks                               258     268      1,070     995
Federal Funds Sold and Securities
  Purchased Under Resale Agreements               135     234        738     872
Securities
  U.S. Treasury and Federal Agencies               63      54        287     293
  State and Municipal                              38      34        145     136
  Other, including dividends (Principally
    in offices outside the U.S.)                  888     448      2,530   1,768
Trading Account Assets                            172     261      1,059   1,012
Loans Held For Sale                               140     108        533     440
                                               ---------------------------------
                                                7,250   6,290     27,187  24,483
                                               ---------------------------------

INTEREST EXPENSE
Deposits                                        3,119   2,525     11,504   9,613
Trading Account Liabilities                        26      83        269     310
Purchased Funds and Other Borrowings              502     481      1,919   1,814
Long-Term Debt                                    338     342      1,298   1,344
                                               ---------------------------------
                                                3,985   3,431     14,990  13,081
                                               ---------------------------------

NET INTEREST REVENUE                            3,265   2,859     12,197  11,402
                                               ---------------------------------

PROVISION FOR CREDIT LOSSES                       574     486      2,381   1,907
                                               ---------------------------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES                   2,691   2,373      9,816   9,495
                                               ---------------------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                            1,682   1,546      6,251   5,817
Foreign Exchange                                  339     443      1,627   1,486
Trading Account                                    90    (188)       265     241
Securities Transactions                            39     250        524     668
Other Revenue                                     528     658      2,380   2,002
                                               ---------------------------------
                                                2,678   2,709     11,047  10,214
                                               ---------------------------------

OPERATING EXPENSE
Salaries                                        1,553   1,380      5,884   5,286
Employee Benefits                                 343     287      1,364   1,311
                                               ---------------------------------
  Total Employee Expense                        1,896   1,667      7,248   6,597
Net Premises and Equipment Expense                596     496      2,173   1,961
Restructuring Charge and
  Merger-related Costs                          1,009       -      1,009     880
Other Expense                                   1,723   1,240      5,964   4,520
                                               ---------------------------------
                                                5,224   3,403     16,394  13,958
                                               ---------------------------------

INCOME BEFORE TAXES                               145   1,679      4,469   5,751
Income Taxes                                       35     616      1,659   2,142
                                               ---------------------------------
NET INCOME                                     $  110  $1,063    $ 2,810 $ 3,609
                                               ---------------------------------

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: January 27, 1999